UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2025

Martin Marietta Materials, Inc.
(Exact name of Registrant as Speciﬁed in Its Charter)

North Carolina	001-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identiﬁcation No.)

4123 Parklake Avenue
Raleigh, North Carolina	27612
(Address of Principal Executive Oﬃces)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (919) 781-4550
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	MLM	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 7, 2025, Martin Marietta Materials, Inc. (the “Company”) appointed Michael J. Petro, to serve as the Company’s Senior Vice President and Chief Financial Officer, effective as of July 8, 2025 (the “Effective Date”), replacing Robert J. Cardin, who has served as the Company’s Interim Chief Financial Officer since April 10, 2025.  Mr. Cardin will remain with the Company in his role as Senior Vice President, Controller and Chief Accounting Officer.

Mr. Petro, age 41, joined the Company in 2015 and currently serves as its Senior Vice President of Strategy and Development, a role he has held since 2021.  Mr. Petro will continue serving in this Strategy and Development capacity following the Effective Date.  Prior to this Chief Financial Officer role, Mr. Petro served as Vice President, Strategy and Development since 2018 and served as Director of Strategy and Development from 2015 to 2018.  Prior to joining the Company, Mr. Petro worked in investment banking at Wells Fargo Securities and served as a consultant at PwC.  Mr. Petro earned an undergraduate degree in accounting from Louisiana State University and a master’s of business administration degree from Duke University.

In connection with his promotion to the role of Chief Financial Officer, the Company and Mr. Petro executed an offer letter (the “Offer Letter”).  Pursuant to the Offer Letter, Mr. Petro’s base salary will be increased to $600,000 and he will receive a one-time grant of restricted stock units with a grant date value of $1,000,000, which will vest in full on the fifth anniversary of the Effective Date, subject to Mr. Petro’s continued employment through such date and the other terms and conditions applicable to ordinary course grants of restricted stock units to the Company’s executive officers.  All other terms and conditions of Mr. Petro’s compensation arrangements remain the same, including his target annual incentive award (90% of base salary), his target long-term incentive award (200% of base salary) and the terms and conditions of his Employment Protection Agreement.

A copy of the press release announcing the appointment of Mr. Petro as Chief Financial Officer of the Company is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

99.1	Press Release dated July 8, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.
(Registrant)

Date: July 8, 2025	By:	/s/ Bradley D. Kohn
Bradley D. Kohn,
Senior Vice President and General Counsel